UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DECEMBER 21, 2007

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)	Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our,” “our company,” and “Summer Infant” refer to Summer Infant, Inc. (as successor to KBL Healthcare Acquisition Corp. II) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On December 21, 2007, we were notified that the partners of Goldstein Golub Kessler LLP (“GGK”) became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement.  As such, GGK resigned as our independent registered public accounting firm effective as of December 21, 2007 and McGladrey & Pullen, LLP was appointed by our audit committee as our new independent registered public accounting firm effective as of December 21, 2007.

A copy of the letter dated December 21, 2007 from GGK to the Company notifying the Company of the change is filed as Exhibit 16.1 to this Form 8-K.

The audit reports of GGK on the consolidated financial statements of KBL Healthcare Acquisition Corp. II, the predecessor of the Company, as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that those audit reports did note that KBL Healthcare Acquisition Corp. was a corporation in the development stage and that GGK assumed KBL Healthcare Acquisition Corp. would continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2006 and 2005 and through September 30, 2007, the Company did not consult with McGladrey & Pullen, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2006 and 2005 and through the date of this Current Report, there were no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years.

The Company has provided GGK a copy of the disclosures in this Form 8-K and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated December 21, 2007 furnished by GGK in response to that request is filed as Exhibit 16.2 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 16.1	Letter from Goldstein Golub Kessler LLP to Summer Infant, Inc. dated December 21, 2007

Exhibit 16.2	Letter from Goldstein Golub Kessler LLP to the Securities and Exchange Commission dated December 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: December 21, 2007	By:	/s/Joseph Driscoll
Joseph Driscoll
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 16.1	Letter from Goldstein Golub Kessler LLP to Summer Infant, Inc. dated December 21, 2007

Exhibit 16.2	Letter from Goldstein Golub Kessler LLP to the Securities and Exchange Commission dated December 21, 2007